Exhibit 10.77

06/19/92

SECOND AMENDMENT TO MASTER AGREEMENT

THIS SECOND AMENDMENT TO MASTER AGREEMENT (“Second Amendment”) is made as of the 15 day of July, 1992 by and between Inter-Regional Financial Group, Inc., a Delaware corporation (“IFG”), and Brookfield Development California Inc., a California corporation (“BDC”).

RECITALS

IFG and BCED Minnesota Inc., a Minnesota corporation (“BCED”), are parties to a certain Master Agreement (the “Master Agreement”) dated as February 6, 1989.

BCED transferred the real property which is subject to the Master Agreement to BDC and assigned its interests under the Master Agreement to BDC.

IFG and BDC are parties to an Amendment to Master Agreement (the “First Amendment”) dated as of August 1, 1991. IFG and BDC desire to further amend the Master Agreement.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IFG and BDC hereby agree as follows:

1.        The second sentence of Section 3.1 of the First Amendment is hereby amended and restated to provide as follows:

IFG shall make such selection and give written notice thereof to BDC on or prior to August 1, 1994, failing which BDC and I FG shall have no further obligation or liability under this Section 3.

2.        Except as set forth herein, the Master Agreement, as amended by the First Amendment, is unmodified and in full force and effect.

IN WITNESS WHEREOF, BDC and IFG have executed this Second Amendment as of the date first set forth above.

INTER-REGIONAL FINANCIAL GROUP,
INC.

By:	/s/ Authorized Signatory
	Its	Exec. VP

BROOKFIELD DEVELOPMENT CALIFORNIA
INC.

By:	/s/ Authorized Signatory
	Its	VICE PRESIDENT
And:	/s/ Authorized Signatory
	Its	ASSISTANT SECRETARY

CONSENT

The Toronto-Dominion Bank, a Canadian chartered bank acting through its Grand Cayman Islands B.W.I. Branch (“Lender”), hereby consents to the foregoing Second Amendment to Master Agreement between Brookfield Development California Inc. and Inter-Regional Financial Group, Inc.

THE TORONTO-DOMINION BANK, Acting
Through its Grand Cayman Islands,
B.W.I. Branch

By:	/s/ Authorized Signatory
Its ASSISTANT GENERAL MANAGER